                                                                    Exhibit 99.1


NEWS FROM ARDEN REALTY, INC.
FOR IMMEDIATE RELEASE

CONTACT:  RICHARD DAVIS
          (310) 966-2600

             ARDEN REALTY, INC. REPORTS SECOND QUARTER 2004 RESULTS

                                 AUGUST 2, 2004

Los Angeles, California - Arden Realty, Inc. (NYSE/ARI), a Los Angeles-based office real estate investment trust, today reported Funds From Operations (FFO) for the second quarter of 2004 of $40.9 million or $0.61 per share on a fully diluted basis, compared with FFO of $43.4 million or $0.67 per share on a fully diluted basis for the second quarter of 2003.

FFO for the second quarter of 2004 was affected by a $2.7 million impairment recorded on an investment in the securities of a non-publicly traded company that provides distributed energy generation systems to commercial property owners. Excluding this non-cash item, FFO would have been $43.6 million or $0.65 per fully diluted share.

Arden Realty also reported today that it placed one development property into service and one existing building into renovation. The 6100 Center Drive development property at the Howard Hughes Center, which was 97% leased and 75% occupied at June 30, 2004, was placed into service in the second quarter of 2004. The Company also noted that it placed 22745 Savi Ranch Parkway, an approximate 100,000 square foot building in Orange County, into renovation after signing a lease to expand the building to 130,000 square feet.

Revenues for the second quarter of 2004 were $105.0 million, compared with $102.5 million for the second quarter of 2003. Net income for the second quarter of 2004 was $9.1 million, or $0.14 per share on a fully diluted basis, compared with $18.9 million, or $0.30 per share on a fully diluted basis for the second quarter of 2003.

The operating portfolio was 89.6% occupied and 91.5% leased at the end of the second quarter of 2004 versus 89.5% occupied and 91.0% leased at the end of the second quarter of 2003.

A dividend of $0.505 per share was declared for the second quarter of 2004 for holders of record as of June 30, 2004.

Total debt at June 30, 2004 was approximately $1.29 billion, representing approximately 38.9% of total market capitalization and 42.2% of gross asset value.

Arden Realty will host a conference call to discuss second quarter 2004 operating results on August 3, 2004, at 1:00 p.m. Eastern time. A live webcast (listen only mode) of the conference call will be available at this time. A hyperlink to the live webcast will be available from the Investor Information section of our website at www.ardenrealty.com or at www.companyboardroom.com. A replay of the conference call may be heard by calling (800) 642-1687 (U.S.) or
(706) 645-9291 (International), access code 8625623, from 3:00 p.m. Eastern time on August 3, 2004 through 3:00 p.m. Eastern time on August 17, 2004. During this period, an on-demand webcast replay of the call will also be available from the Investor Information section of our website at www.ardenrealty.com or at www.companyboardroom.com.

Financial schedules follow. A detailed analysis of the quarter's results can be obtained by viewing the Supplemental Operating and Financial Data available in the Investor Information section (Financial Reports) of our website at www.ardenrealty.com, or by calling Richard Davis, Arden Realty's CFO, at the number listed above.


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
Arden Realty is a self-administered, self-managed real estate investment trust which owns, manages, leases, develops, renovates and acquires commercial office properties located in Southern California. As of June 30, 2004, the Company's portfolio contained 128 properties comprised of 210 buildings and approximately
18.8 million rentable square feet. For more information on the Company, visit the Arden website at www.ardenrealty.com.

Statements made in this press release or during the conference call that are not historical may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Arden Realty believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, these statements are subject to various risks and uncertainties. Factors that could cause actual results to differ materially from the Company's expectations include general and Southern California specific real estate and economic conditions, competition within the industry, the availability and cost of capital for future investments and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission.


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
                               ARDEN REALTY, INC.
                           CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                                  JUNE 30,         DECEMBER 31,
                                                                    2004              2003
                                                                -----------        -----------
                                                                (unaudited)
ASSETS
  Investment in real estate:
    Commercial properties                                       $ 3,014,931        $ 2,935,036
    Less: accumulated depreciation and amortization                (483,022)          (455,261)
                                                                -----------        -----------
                                                                  2,531,909          2,479,775
    Properties under development                                      8,769             75,627
    Land available for development                                   23,749             23,723
    Properties held for disposition, net                              8,053             67,574
                                                                -----------        -----------
        Net investment in real estate                             2,572,480          2,646,699

  Cash and cash equivalents                                           9,924              4,707
  Restricted cash                                                    13,655             19,694
  Rent and other receivables                                          5,522              3,688
  Deferred rent                                                      43,853             44,203
  Prepaid financing costs, expenses and other assets, net            22,201             22,442
                                                                -----------        -----------
        Total assets                                            $ 2,667,635        $ 2,741,433
                                                                ===========        ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Mortgage loans payable                                        $   386,632        $   564,829
  Unsecured lines of credit                                         282,000            161,000
  Unsecured term loan                                               125,000            125,000
  Unsecured senior notes, net of discount                           497,349            498,952
  Accounts payable and accrued expenses                              48,457             54,317
  Security deposits                                                  23,089             22,321
  Dividends payable                                                  33,083             32,535
                                                                -----------        -----------
        Total liabilities                                         1,395,610          1,458,954
  Minority interest                                                  70,933             72,194

  STOCKHOLDERS' EQUITY
    Common stock                                                        656                646
    Additional paid-in capital                                    1,211,082          1,225,192
    Deferred compensation                                           (14,448)           (14,952)
     Accumulated other comprehensive income (loss)                    3,802               (601)
                                                                -----------        -----------
        Total stockholders' equity                                1,201,092          1,210,285
                                                                -----------        -----------
        Total liabilities and stockholders' equity              $ 2,667,635        $ 2,741,433
                                                                ===========        ===========



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
                               ARDEN REALTY, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)


                                      FOR THE THREE MONTHS ENDED         FOR THE SIX MONTHS ENDED
                                               JUNE 30,                          JUNE 30,
                                      --------------------------        --------------------------
                                        2004              2003            2004              2003
                                      ---------        ---------        ---------        ---------
                                             (unaudited)                       (unaudited)
Revenue:
  Revenues from rental
operations:
    Scheduled cash rents              $  90,962        $  88,776        $ 181,494        $ 176,946
    Straight-line rents                     448              114            1,340              493
    Tenant reimbursements                 4,850            5,138            9,603           11,175
    Parking, net of expenses              6,121            5,525           11,821           10,648
    Other rental operations               3,017            2,755            5,619            4,022
                                      ---------        ---------        ---------        ---------
                                        105,398          102,308          209,877          203,284
  Interest and other (loss)
    income                                 (435)             149              331              253
                                      ---------        ---------        ---------        ---------
      Total revenue                     104,963          102,457          210,208          203,537
                                      ---------        ---------        ---------        ---------
Expenses:
  Property expenses:
    Repairs and maintenance              11,529           10,671           22,870           20,709
    Utilities                             8,083            7,934           15,650           15,817
    Real estate taxes                     7,875            7,041           15,896           14,317
    Insurance                             1,994            2,030            4,055            4,104
    Ground rent                             207              322              332              364
    Property administrative               4,475            4,633            9,457            8,663
                                      ---------        ---------        ---------        ---------
      Total property expenses            34,163           32,631           68,260           63,974
  General and administrative              4,665            3,981            9,149            7,571
  Interest expense                       21,184           23,254           44,497           46,289
  Depreciation and amortization          31,936           29,487           62,212           57,895
                                      ---------        ---------        ---------        ---------
Income from continuing
  operations before impairment
  on investment in securities
  and minority interest                  13,015           13,104           26,090           27,808
Impairment on investment in
  securities                             (2,700)              --           (2,700)              --
Minority interest                        (1,307)          (1,399)          (2,689)          (2,837)
                                      ---------        ---------        ---------        ---------
                                          9,008           11,705           20,701           24,971
Discontinued operations, net
   of minority interest                    (281)           1,177              458            3,988

Gain on sale of discontinued
   properties                               400            6,021            6,829            5,382
                                      ---------        ---------        ---------        ---------
Net income                            $   9,127        $  18,903        $  27,988        $  34,341
                                      =========        =========        =========        =========

Net income per share:
    Basic                             $    0.14        $    0.30        $    0.43        $    0.54
                                      =========        =========        =========        =========
    Diluted                           $    0.14        $    0.30        $    0.43        $    0.54
                                      =========        =========        =========        =========

Weighted average common shares:
    Basic                                65,464           63,207           65,139           63,124
                                      =========        =========        =========        =========
    Diluted                              65,759           63,436           65,496           63,268
                                      =========        =========        =========        =========


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
                               ARDEN REALTY, INC.
              RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)



                                                     FOR THE THREE MONTHS          FOR THE SIX MONTHS
                                                            ENDED                        ENDED
                                                           JUNE 30,                     JUNE 30,
                                                  ------------------------        ------------------------
                                                    2004            2003            2004            2003
                                                  --------        --------        --------        --------
FUNDS FROM OPERATIONS:(1)
  Net Income                                      $  9,127        $ 18,903        $ 27,988        $ 34,341
   Plus -
    Depreciation and minority interest from
    discontinued operations                             53             751             295           2,025
    Depreciation and amortization                   31,936          29,487          62,212          57,895
    Minority interest                                1,307           1,399           2,689           2,837
   Less -
    Gain on sale of discontinued properties           (400)         (6,021)         (6,829)         (5,382)
    Income allocated to Preferred Operating
    Partnership Units                               (1,078)         (1,078)         (2,156)         (2,156)
                                                  --------        --------        --------        --------
  FUNDS FROM OPERATIONS:(2)                       $ 40,945        $ 43,441        $ 84,199        $ 89,560
                                                  ========        ========        ========        ========

  Per share:
    Funds from Operations - Diluted               $   0.61        $   0.67        $   1.25        $   1.38
                                                  ========        ========        ========        ========
    Dividends declared                            $  0.505        $  0.505        $   1.01        $   1.01
                                                  ========        ========        ========        ========

Weighted average shares and Operating
Partnership Units outstanding - Diluted             67,430          65,132          67,173          64,976
                                                  ========        ========        ========        ========



(1) We believe that funds from operations, or FFO, is a useful supplemental measure of our operating performance. We compute FFO in accordance with standards established by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in April 2002. The White Paper defines FFO as net income or loss computed in accordance with generally accepted accounting principles, or GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

        We believe that FFO, by excluding depreciation costs, the gains or losses from the sale of operating real estate properties and extraordinary items as defined by GAAP, provides an additional perspective on our operating results. However, because these excluded items have real economic effect, FFO is a limited measure of performance.

        FFO captures trends in occupancy rates, rental rates and operating costs. FFO excludes depreciation and amortization costs and it does not capture the changes in value in our properties that result from use or changes in market conditions or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. Therefore, its ability to measure performance is limited.

        Because FFO excludes significant economic components of net income determined in accordance with GAAP, FFO should be used as an adjunct to net income and not as an alternative to net income. FFO should also not be used as an indicator of our financial performance, or as a substitute for cash flow from operating activities determined in accordance with GAAP or as a measure of our liquidity. FFO is used by investors to compare our performance with other REITs. Other REITs may use different methodologies for calculating FFO and, accordingly, our FFO may not be comparable to other REITs.

(2) Included in FFO is non-cash compensation expense of $785,000 and $448,000 for the three months ended June 30, 2004 and June 30, 2003, respectively, and $1.5 million and $837,000 for the six months ended June 30, 2004 and June 30, 2003 respectively.


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